M A Y 2 7 , 2 0 0 8 P R E L I M I N A R Y V A L U A T I O N O F P E R M I R A O F F E R F O R N D S G R O U P P L C Exhibit (c)(7)

N E W S C O R P O R A T I O N
English_General
This presentation was prepared exclusively for the benefit and internal use of the JPMorgan client to whom it is directly addressed and delivered (including such client’s subsidiaries, the “Company”) in order to assist the Company in evaluating, on a preliminary basis, the feasibility of a possible transaction or
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The information in this presentation is based upon any upside forecasts supplied to us and reflects prevailing conditions and our views as of this date, all of
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accounting effects of consummating a transaction.  Unless expressly contemplated hereby, the information in this presentation does not take into account the effects of a possible transaction or transactions involving an actual or potential change of control, which may have significant valuation and other effects.
Notwithstanding the foregoing, the Company (and any employee, representative or other agent of the Company) may disclose to any and all persons, without limitation, the U.S. Federal income tax treatment and tax structure (if applicable) of any transaction contemplated hereby and all materials of any
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This presentation does not constitute a commitment by any JPMorgan entity to underwrite, subscribe for or place any securities or to extend or arrange credit or to provide any other services.

PRELIMINARY VALUATION OF PERMIRA OFFER FOR NDS GROUP PLC

JPMorgan

N E W S C O R P O R A T I O N
Introduction
Methodology for
the valuation
of NDS Group
stand alone
Assumptions
3 different
scenarios
This presentation summarises the indicative valuation range for NDS Group based on the assumptions and methodologies described below
Trading multiples based on publicly listed companies offering conditional access and middleware software for set top boxes and in the general security software space
Transaction multiples based on previous acquisitions in the security software segment and in the broader software industry during the last 2 years
Discounted cash flow based on both the Base and Upside scenarios and the same cost of capital assumptions adopted by NewsCorp
LBO analysis on both the Base and Upside forecasts at a typical level of investment returns
(IRR of 20-25%) and anticipated financing structure
Definition of a “Base” case, which represents a conservative scenario (as provided by NDS)
Definition of an “Upside” case that the JPMorgan team has built as a linear extrapolation of the management projections known for 2008 and 2012
3 different deal structure scenarios have been analyzed
Transaction at $65 per share for all shareholders without vendor note
Transaction at $65 per share for all shareholders with $325mm vendor note
Transaction at $65 per share for public shareholders and $62 per share for NewsCorp with $200mm vendor note
1

PRELIMINARY VALUATION OF PERMIRA OFFER FOR NDS GROUP PLC

JPMorgan

N E W S C O R P O R A T I O N
Revenues and EBITDA Comparison
Base and Upside Case vs. Broker consensus
870
953
1,056
899
1036
1,195
888
988
1090
2008 2009 2010
Base Case Upside Case Broker consensus
242
264
301
250
288
341
248
283
319
2008 2009 2010
Base Case Upside Case Broker consensus
2
Revenues (USDmm) (Calenderized Dec YE)
EBITDA (USDmm) (Calenderized Dec YE)

PRELIMINARY VALUATION OF PERMIRA OFFER FOR NDS GROUP PLC

JPMorgan

N E W S C O R P O R A T I O N
Summary of valuation range
Source: JPMorgan analysis
1
Based on WACC of 9.0%-11.0% and terminal growth of 2.0%-4.0%
2
Based on 4 year (2012) exit multiple of 13.0x forward EBITDA and required returns of 20-25%
44
56
47
59
70
74
87
63
59
47
61
48
63
93
81
61
71
58
65 71
20 40 60 80 100
Trading
multiples
Cash adjusted PE 2008E
Base case
DCF
Transaction
multiples
FV/EBITDA 2008E
Applied
multiples
2009E
288
8.0x-11.5x
15.0x-19.0x
12.2x-15.4x
7.5x-10.5x
FV/1yr fwd Sales
FV/1yr fwd EBITDA
Base case
LBO
11.4x-12.5x
Implied multiples
170
13.0x-17.0x
17.0x-20.0x
Upside case
Upside case
14.7x-18.6x
13.1x-14.5x
Cash adjusted PE 2009E
FV/EBITDA 2009E
2008E
250
Metric (calenderized
to Dec YE) ($mm)
144
899
250
Revenues
EBITDA
250
250
250
250
EBITDA
3.5x-4.0x
EBITDA
EBITDA
EBITDA
EBITDA
EBITDA
Net Income
Net Income
(US$)
Based on Upside case
Share price ($)
Current
(55.2)
52wk High/Low 42 62
3
Valuation overview — Price per share (US$)

PRELIMINARY VALUATION OF PERMIRA OFFER FOR NDS GROUP PLC

Sources

Uses

IRR

JPMorgan

N E W S C O R P O R A T I O N
Scenario overview — Sources and Uses and return on investment
In USDmm (except per share)
$65 to all shareholders;
no vendor note
$65 to all shareholders;
including vendor note
$65 to public
shareholders & $62 to
NewsCorp; including note
Total Debt (excl Vendor Note)
1,250 1,250 1,250
NewsCorp Vendor Note
0 325 196
Excess Cash on Balance Sheet
656 656 656
Cash from options
50 50 50
Management Equity
22 19 19
New Equity (Series B shares)
2,176 1,854 1,855
    of which Permira (51%)
1,110 946 946
    of which NewsCorp (roll-over)(49%)
1,066 908 909
Total sources
4,154 4,154 4,026
Transaction consideration
3,965  3,965  3,839
    of which cash to public
1,235  1,235  1,235
    of which cash to NewsCorp
1,664  1,822  1,695
    of which roll-over equity
1,066  909  909
Funding debt like items
60  60  60
Transaction cost
129  129  127
Total uses
4,154 4,154 4,026
IRR (Base case) @ 13x exit 15.6% 16.4% 17.7%
IRR (Upside case) @ 13x exit 21.6% 23.3% 24.4%
IRR (Base case) @ 12x exit 13.2% 13.7% 15.0%
IRR (Upside case) @ 12x exit 19.2% 20.5% 21.7%
1 2 3

PRELIMINARY VALUATION OF PERMIRA OFFER FOR NDS GROUP PLC

JPMorgan

N E W S C O R P O R A T I O N
NDS GROUP — Implied multiples at various prices
Analysis at various prices
Premium Current
Share price 55.2 62.0 62.5 63.0 63.5 64.0 64.5 65.0
Impl Premium to: Metric
1 day
55.2
0.0% 12.2% 13.1% 14.0% 15.0% 15.9% 16.8% 17.7%
1 day cash adjusted 43.8 0.0% 15.4% 16.6% 17.7% 18.8% 20.0% 21.1% 22.3%
1m VWAP
51.8
6.6% 19.6% 20.6% 21.6% 22.5% 23.5% 24.4% 25.4%
3m VWAP 50.3 9.9% 23.3% 24.3% 25.3% 26.3% 27.3% 28.3% 29.3%
6m VWAP
53.2
3.8% 16.5% 17.5% 18.4% 19.3% 20.3% 21.2% 22.2%
12m VWAP 51.9 6.5% 19.5% 20.5% 21.5% 22.4% 23.4% 24.4% 25.3%
52 wk high 62.0 (11.0%) (0.1%) 0.7% 1.5% 2.4% 3.2% 4.0% 4.8%
Implied Firm value (USDmm)
   Equity value
61
3,369      3,782      3,812      3,843      3,873      3,904      3,934      3,965
   ND (Cash) (696) (696) (696) (696) (696) (696) (696) (696) (696)
   Firm value 2,673      3,086      3,116      3,147      3,177      3,208      3,238      3,269
Base case based on Dec YE
   FV/Sales 08E 870 3.07x 3.55x 3.58x 3.62x 3.65x 3.69x 3.72x 3.76x
   FV/Sales 09E 953 2.81x 3.24x 3.27x 3.30x 3.33x 3.37x 3.40x 3.43x
   FV/EBITDA08E 242 11.0x 12.8x 12.9x 13.0x 13.1x 13.3x 13.4x 13.5x
   FV/EBITDA09E
264
` 11.7x 11.8x 11.9x 12.0x 12.1x 12.3x 12.4x
  P/E 08E
166
20.3x 22.8x 23.0x 23.1x 23.3x 23.5x 23.7x 23.9x
  P/E 09E 181 18.6x 20.9x 21.1x 21.2x 21.4x 21.6x 21.7x 21.9x
  P/E 08E (cash adjusted) 146 18.3x 21.1x 21.3x 21.5x 21.7x 21.9x 22.1x 22.3x
  P/E 09E (cash adjusted) 161 16.6x 19.1x 19.3x 19.5x 19.7x 19.9x 20.1x 20.2x
Upside case based on Dec YE
   FV/Sales 08E
899
2.97x 3.43x 3.47x 3.50x 3.53x 3.57x 3.60x 3.64x
   FV/Sales 09E 1,037 2.58x 2.98x 3.01x 3.03x 3.06x 3.09x 3.12x 3.15x
   FV/EBITDA08E 250 10.7x 12.3x 12.5x 12.6x 12.7x 12.8x 13.0x 13.1x
   FV/EBITDA09E
288
9.3x 10.7x 10.8x 10.9x 11.0x 11.1x 11.2x 11.3x
  P/E 08E 171 19.7x 22.1x 22.3x 22.5x 22.7x 22.8x 23.0x 23.2x
  P/E 09E 197 17.1x 19.2x 19.4x 19.5x 19.7x 19.8x 20.0x 20.1x
  P/E 08E (cash adjusted)
144
18.6x 21.4x 21.6x 21.9x 22.1x 22.3x 22.5x 22.7x
  P/E 09E (cash adjusted) 170 15.7x 18.2x 18.3x 18.5x 18.7x 18.9x 19.0x 19.2x

PRELIMINARY VALUATION OF PERMIRA OFFER FOR NDS GROUP PLC

JPMorgan

Agenda Page N E W S C O R P O R A T I O N Valuation analysis 6 6

N E W S C O R P O R A T I O N
57.0%
100.0%
88.9%
100.0%
43.0%
11.1%
24 months 12 months 6 months Current
Buy Hold
40
45
50
55
60
65
May-07 Aug-07 Oct-07 Dec-07 Mar-08 May-08
0
300
600
900
1,200
NDS Group last 12 month share price performance and
broker recommendations
LTM share price performance ($)
Trading volume NDS
Source: Factset as of May 23, 2008; company information, broker conses us as of May 23, 2008
Volume
Price ($)
06-Aug-07:
FY 2007 earnings
announcement
16-Jul-07:
NDS gets
Mobile TV
deal with
Qualcomm
Broker recommendation evolution
# of
brokers
9 9 7 8
Good long-term growth prospects due to emerging markets pay-TV demand and market share gains from Kudelski
FX risk (1/3 of employees in Israel)
Q308 results in line with official estimates
Attractive business model: best of breed security and enabling technologies
Strong outlook for Q408, still more opportunities to come
(e.g. German Unity Media or Kabel Deutschland)
Broker views
17-Apr-08:
Q3 earnings
release
29-Jan-08:
Q2 earnings
release
Date Broker Recom. TP ($)
02-May-08 B. Riley & Co. Buy 66.5
08-May-08 Morgan Stanley Buy 65.0
17-May-08 Goldman Sachs Buy 60.0
05-May-08 Ferris, Baker Watts, Inc. Buy 68.0
05-Feb-08 Independent II Research Buy 56.8
02-May-08 Kaufman Bros., L.P. Buy 69.0
28-Apr-08 Natixis Bleichroeder Inc. Buy 70.0
01-May-08 Oscar Gruss & Son Inc. Buy 60.0
05-May-08 RBC Capital Markets Buy 66.0
Average 64.6
Current price 55.2
Premium/(discount) 16.9%
Adding metricsPM ($)
Current 55.24
Outstanding shares (mm) 61.0
Market cap (mm) 3,370
Net debt (cash) (mm) (696)
Calenderized to Dec FYE 2008 2009 2010
Fv/Sales 3.0x 2.7x 2.5x
FV/EBITDA 10.8x 9.4x 8.4x
P/E 19.2x 16.6x 15.2x
Public market overview & analyst views
09-Apr-08:
Won legal dispute
over piracy

NDS
NAGRA KUDELSKI GROUP

OpenTV
TiVo
macrovision

VASCO
symantec.
SECURE COMPUTING
Check Point
Aladdin
McAfee Proven Security
Entrust Securing Digital Identities & Information
WEBSENSE
VeriSign

VALUATION ANALYSIS
JPMorgan

N E W S C O R P O R A T I O N
Peer group
Relevant for market valuation
Source: company information, broker reports, Factset as of May 23, 2008
Trading
multiples
Transaction
multiples
P&L
DCF
LBO
Mean Median
FV/revenue 3.5x 2.7x
FV/EBITDA 11.5x 10.7x
P/E 19.5x 14.7x
Mean Median
FV/revenue 2.1x 2.0x
FV/EBITDA 6.8x 6.8x
P/E 26.2x 26.2x
Interactive TV US security software
Software and middleware players for set top
boxes
Addressing similar market
Growing interest in conditional access
technologies
Fast growing companies in the space of software
security and identification
More exposure to digital content industry Wide spectrum of products from anti-virus to network and system security
Not exclusive focus on conditional access
security software
Valuation metrics (’08E)
Similarities
Differences
Valuation metrics (’08E)
Similarities
Differences
NDS and direct competitor
Valuation metrics (’08E)
Similarities
Kudelski only pure comparable player
Smaller size, recent missed forecasts and
unsuccessful legal piracy litigation driving lower
valuation for Kudelski
Differences
Kudeslki
FV/revenue 1.5x
FV/EBITDA 21.2x
P/E n.m.

N E W S C O R P O R A T I O N
13.3%
23.4%
24.9%
29.2%²
10.3%
4.4%
8.0%
4.1%
29.5%
Kudelski Tivo Opentv Macrovision Checkpoint Mcafee Websense Symantec Verisign Secure Aladdin Entrust
12.4%
26.7%
34.7%
11.6%
17.2%
18.1%²
12.4%
8.7%
9.0%
Kudelski Tivo Opentv Macrovision Entrust Checkpoint Symantec Mcafee Websense Aladdin Secure Verisign
Source: broker consensus as of May 23, 2008
¹ includes Gemstar-TV Guide acquisition
2
2008-2009 growth
3
Entrust 2008-2009 EBIT growth
2008E—10E EBITDA Growth (CAGR)
Peer group operating metrics
2008E—10E EPS Growth (CAGR)
Interactive TV
US security software
NDS
Median =16.8%
Median = 14.8%
n.m.
Trading
multiples
Transaction
multiples
P&L
DCF
LBO
n.m. n.m.
Conditional Access
NDS
Conditional Access
n.m.
n.m.
n.m.
76.6%³
Interactive TV
n.m.
US security software
1

N E W S C O R P O R A T I O N
2008E FV/sales
Peer group trading metrics – 2008 multiples
2.0x
2.8x
2.3x
1.3x
2.6x
3.0x
5.6x
3.0x
3.2x
1.1x
1.5x
1.0x
Kudelski Opentv MacroVis Tivo Aladdin Entrust Secure WebsenseSymantec Mcafee CheckpointVerisign
Median = 2.0x
Median = 2.7x
2008E FV/EBITDA
2008E P/E
Source: broker consensus as of May 23, 2008 Factset
10.8x
15.3x
10.7x
5.7x
11.5x
19.2x
7.9x
8.3x
7.3x
8.1x
Kudelski Tivo MacVision Opentv Entrust Aladdin SymantecWebsense Chkp Mcafee Secure Verisign
Median = 6.8x
Median =10.7x
19.2x
10.9x
26.9x
14.8x
13.7x
18.8x
14.6x
13.7x
14.3x
Kudelski Opentv Tivo MacVision Secure Chkp Websense Aladdin Symantec Mcafee Entrust Verisign
Median = 10.9x.
Median = 14.7x
n.a.
n.m.
Trading
multiples
Transaction
multiples
P&L
DCF
LBO
n.a.
n.m. n.m.
NDS
Conditional Access
9.0x
39.0x
NDS
Conditional Access
Conditional Access NDS
Interactive TV
Interactive TV
Interactive TV
US security software
US security software
US security software
n.m.

N E W S C O R P O R A T I O N
2009E FV/sales
Peer group trading metrics – 2009 multiples
2.6x
1.7x
0.8x
1.4x
0.9x
3.1x
3.0x
5.2x
2.7x
2.5x
1.2x
2.1x
Kudelski Opentv MacVision Tivo Aladdin Entrust Secure WebsenseSymantec Mcafee CheckpointVerisign
Median = 1.7x Median = 2.6x
2009E FV/EBITDA
2009E P/E
Source: broker consensus as of May 23, 2008 Factset
9.4x
10.1x
11.4x
4.0x
7.3x
5.7x
7.7x
9.6x
4.1x
14.4x
10.2x
Kudelski Tivo MacVision Opentv Entrust Aladdin SymantecWebsense Mcafee Checkpoint Secure Verisign
Median = 4.1x Median =10.1x
16.6x
12.2x
7.3x
9.3x
14.5x
13.4x
17.6x
16.5x
24.3x
12.8x
12.4x
12.7x
Kudelski Tivo MacVision Opentv Secure Aladdin Websense Checkp Symantec Mcafee Entrust Verisign
Median = 10.9x Median = 13.1x
n.a.
Trading
multiples
Transaction
multiples
P&L
DCF
LBO
n.a.
n.m.
NDS
Conditional Access
7.6x
NDS
Conditional Access
NDS
Conditional Access
Interactive TV
Interactive TV
Interactive TV
US security software
US security software
US security software

N E W S C O R P O R A T I O N
Firm value/
Revenue EBITDA EBIT P/E
Company name ($mm)
Share price
($)
Market cap.
($)
Adj. firm
value ($) 2008E 2009E 2008E 2009E 2008E 2009E 2008E 2009E
NDS 55.2  3,370  2,674  3.0x 2.7x 10.8x 9.4x 12.9x 11.1x 19.2x 16.6x

Conditional access
Kudelski 16.0  1,498  1,533  1.5x 1.4x 21.2x 9.6x n.m. 17.1x n.m. 12.2x

Interactive TV
Tivo 8.5  849  750  3.2x 3.1x n.m. n.m. n.m. n.m. n.m. n.m.
Opentv 1.5  203  109  1.0x 0.8x 7.9x 4.1x n.m. 9.9x 41.4x 14.5x
Macrovision Solutions 13.00  1,335  1,213  2.0x 1.7x 5.7x 4.0x 6.8x 4.3x 10.9x 7.3x
Mean  2.1X 1.9X 6.8x 4.0x 6.8x 7.1x 26.2x 10.9x
Median 2.0x 1.7x 6.8x 4.0x 6.8x 7.1x 26.2x 10.9x

US software security
Symantec 20.7  17,357  17,230  2.8x 2.6x 8.1x 7.3x 17.7x 9.4x 14.8x 13.4x
Verisign 38.9  7,576  8,495  9.0x 7.6x 19.2x 14.4x 27.7x 19.3x 39.0x 24.3x
Mcafee 35.7  5,743  4,939  3.3x 3.0x 11.5x 10.1x 13.5x 11.6x 18.8x 16.5x
Checkpoint 24.5  5,348  4,488  5.6x 5.2x 10.7x 10.2x 11.1x 10.4x 13.7x 12.8x
Websense 17.7  798  886  2.6x 2.5x 8.3x 7.7x 9.1x 8.5x 14.3x 12.7x
Secure 4.4  612  630  2.3x 2.1x 15.3x 11.4x 21.0x 14.5x 13.7x 9.3x
Aladdin 16.6  230  132  1.1x 0.9x 7.3x 5.7x 8.4x 6.4x 14.6x 12.4x
Entrust 2.6  161  138  1.3x 1.2x n.a. n.a. 21.5x 12.2x 26.9x 17.6x
Mean        3.5x 3.1x 11.5x 9.5x 16.2x 11.5x 19.5x 14.9x
Median       2.7x 2.6x 10.7x 10.1x 15.6x 11.0x 14.7x 13.1x
Mean        3.0x 2.7x 11.5x 8.5x 15.0x 11.2x 20.7x 14.1x
Median       2.6x 2.5x 10.7x 9.4x 13.2x 10.8x 14.8x 13.1x
Comparable company analysis—trading metrics
($mm)
Source: company information, broker reports, Factset as of May 23, 2008
Trading
multiples
Transaction
multiples
P&L
DCF
LBO

N E W S C O R P O R A T I O N
Revenue Revenue growth EBITDA EBITDA margin EBIT EBIT margin
Company name ($mm) 2008E 2009E 2010E 08—09E 09—10E 2008E 2009E 2010E 2008E 2009E 2010E 2008E 2009E 2010E 2008E 2009E 2010E
NDS 888  988  1,090  11.3% 10.3% 248  283  319  28.0% 28.6% 29.3% 208  242  279  23.4% 24.5% 25.6%
Conditional Access
Kudelski
992 1,094 1,143 10.3% 4.5%
72  160  182  7.3% 14.7% 15.9% 12  89  104  1.2% 8.2% 9.1%
Middleware STB
Tivo 238  240  312  0.7% 30.0% 14  22  71  6.1% 9.2% 22.7% (36) (6) 34  (15.3%) (2.3%) 11.0%
Opentv 111  131  154  17.5% 17.7% 14  27  45  12.3% 20.5% 29.1% (2) 11  30  (2.1%) 8.4% 19.4%
Macrovision Solutions 603  704  713  16.6% 1.3% 211  305  354  35.0% 43.3% 49.6% 178  279  n.a. 29.5% 39.7% n.a.
Mean  11.6% 16.3% 9.2% 14.8% 25.9% 4.0% 15.3% 15.2%
Median 16.6% 17.7% 9.2% 14.8% 25.9% (2.1%) 8.4% 15.2%
US software security
  Symantec
6,248  6,603  7,030  5.7% 6.5% 2,117  2,376  2,573  33.9% 36.0% 36.6% 972  1,840  1,967  15.6% 27.9% 28.0%
Verisign 946  1,121  1,321  18.6% 17.8% 443  590  674  46.8% 52.6% 51.0% 307  439  532  32.5% 39.2% 40.3%
Mcafee 1,510  1,658  1,803  9.8% 8.7% 429  491  468  28.4% 29.6% 25.9% 367  424  n.a. 24.3% 25.6% n.a.
Checkpoint 803  860  883  7.0% 2.7% 418  438  453  52.0% 51.0% 51.3% 405  432  n.a. 50.5% 50.2% n.a.
Websense 335  350  n.a. 4.5% n.a. 106  115  n.a. 31.8% 32.8% n.a. 97  104  n.a. 29.1% 29.8% n.a.
Secure 274  302  339  10.3% 12.3% 41  55  64  15.0% 18.3% 18.9% 30  43  n.a. 11.0% 14.4% n.a.
Aladdin 126  144  n.a. 14.6% n.a. 18  23  n.a. 14.4% 16.2% n.a. 16  21  n.a. 12.4% 14.4% n.a.
Entrust 108  117  n.a. 8.7% n.a. n.a. n.a. n.a. n.a. n.a. n.a. 6  11  n.a. 6.0% 9.7% n.a.
Mean  9.9% 9.6% 31.8% 33.8% 36.8% 22.6% 26.4% 34.1%
Median 9.2% 8.7% 31.8% 32.8% 36.6% 19.9% 26.7% 34.1%
Mean  9.9% 9.6% 31.8% 33.8% 36.7% 22.7% 26.4% 34.2%
Median 9.3% 8.7% 31.8% 32.8% 36.6% 20.0% 26.8% 34.2%
Comparable company analysis—operating metrics
($mm)
Source: company information, broker reports, Factset as of May 23, 2008
Trading
multiples
Transaction
multiples
P&L
DCF
LBO

N E W S C O R P O R A T I O N
Multiples
Enterprise value / revenue Enterprise value / EBITDA          P / E
Consideration Equity Enterprise One-year Two-year One-year Two-year One-year
Ann. date Target Acquirer % cash % stock value value forward forward forward forward forward
07/12/07 Gemstar Macrovision 100% 0% na $1,865 3.0x na na na na
10/19/06 Open TV Kudeslki 100% 0% na $132 4.8x na 70.3x na na
11/05/07 Vontu Symantec 100% 0% $350 $350 8.1x na na na na
10/30/07 ScanAlert McAfee 100% 0% $75 $75 na na na na na
10/08/07 SafeBoot B.V. McAfee 100% 0% $350 $350 5.8x 4.2x 14.6x 10.5x 28.0x
09/20/07 Network General NetScout Systems 24% 76% $205 $205 1.7x na na na na
08/15/07 XenSource Citrix Systems 50% 50% $500 $500 nm 10.0x nm nm nm
07/20/07 Opsware Hewlett-Packard 100% 0% $1,708 $1,632 11.4x 8.4x nm 50.8x nm
07/09/07 Postini Google 100% 0% $625 $625 7.4x 6.0x na na na
04/27/07 SurfControl PLC Websense 100% 0% $403 $403 3.3x na na na 52.4x
04/19/07 e-Security Novell 100% 0% $72 $72 6.0x na na na na
01/26/07 Altiris Symantec 100% 0% $1,015 $830 3.3x 3.1x 15.8x 12.4x 37.1x
01/04/07 IronPort Systems Cisco Systems 50% 50% $830 $830 7.5x na na na na
09/18/06 Network Intelligence EMC 100% 0% $175 $175 na na na na na
08/23/06 Internet Security Systems IBM 100% 0% $1,272 $1,053 3.0x 2.7x 13.6x 12.2x 28.9x
07/11/06 CipherTrust Secure Computing 71% 29% $274 $274 3.9x 3.4x na na na
06/29/06 RSA Security EMC 100% 0% $2,286 $2,078 5.5x 4.8x 31.9x 28.8x 44.2x
04/27/06 LANDesk Software Avocent 50% 50% $416 $416 3.9x na na na na
01/05/06 Wily Technology Computer Associates 100% 0% $375 $375 na 5.2x na na na
12/21/05 Micromuse IBM 100% 0% $867 $707 3.6x 3.1x 24.2x 19.6x 30.3x
10/03/05 Bindview Symantec 100% 0% $213 $181 2.1x na 15.0x na 21.1x
08/18/05 CyberGuard Secure Computing 31% 69% $289 $274 3.9x 3.3x 21.6x 16.6x 46.4x
08/16/05 Sygate Technologies Symantec 100% 0% $177 $177 4.4x 2.9x na na na
07/20/05 FrontBridge Microsoft 100% 0% $165 $165 na na na na na
06/16/05 Decru Network Appliance 20% 80% $272 $272 7.8x na na na na
06/09/05 Niku Computer Associates 100% 0% $350 $284 3.4x 2.9x 25.8x 17.7x 35.6x
06/02/05 NetScaler Citrix Systems 45% 55% $323 $323 na 5.4x na na na
04/07/05 Concord Communications Computer Associates 100% 0% $332 $352 2.3x 2.0x 28.0x 24.4x 63.0x
02/08/05 Sybari Software Microsoft 100% 0% $168 $169 3.3x na na na na
10/06/04 Netegrity Computer Associates 100% 0% $450 $361 3.4x na 32.3x na 44.8x
05/19/04 Brightmail Symantec Corp. 50% 50% $370 $343 7.1x na na na na
04/22/04 Sniffer Technologies SLP, TPG 100% 0% $217 $235 1.2x 1.1x 1.0x na na
02/09/04 NetScreen Juniper Networks 0% 100% $4,320 $3,940 9.4x 8.4x 15.2x 13.1x nm
12/15/03 Zone Labs Check Point 56% 44% $205 $205 4.9x na na na na
10/22/03 Rainbow Technologies SafeNet 0% 100% $483 $424 2.6x na 14.7x na 30.9x
10/06/03 Neoteris NetScreen 17% 83% $295 $295 5.4x na na na na
Mean 4.8x 4.5x 23.1x 20.6x 38.6x
Median 3.9x 3.4x 18.7x 17.2x 36.3x
Most recent transaction multiples in the software security space
Trading
multiples
Transaction
multiples
P&L
DCF
LBO

N E W S C O R P O R A T I O N
Recent M&A transactions in software
Trading
multiples
Transaction
multiples
P&L
DCF
LBO
15
Multiples
Enterprise value / revenue Enterprise value / EBITDA P / E
Consideration Equity Enterprise
One-year Two-year One-year Two-year One-year
Ann. date Target Acquirer % cash % stock value value
forward forward forward forward forward
05/06/08 Vurv Taleo 30% 70% $120 $129 2.3x na na na na
05/01/08 Moldflow Autodesk 100% 0% $297 $215 3.3x na 12.3x na 21.5x
04/21/08 Packeteer Blue Coat Systems 100% 0% $259 $181 1.1x 0.9x 10.7x 5.5x 36.4x
03/31/08 Ansoft Ansys 50% 50% $858 $828 7.2x na 18.5x na 27.0x
03/17/08 BladeLogic BMC Software 100% 0% $890 $810 8.4x 6.3x nm 92.7x nm
02/25/08 PlateSpin Novell 100% 0% $205 $205 7.5x na na na na
02/12/08 MessageOne Dell 100% 0% $155 $155 na na na na na
01/28/08 Trolltech ASA Nokia 100% 0% $159 $140 2.6x 1.9x 28.8x 10.5x na
01/16/08 BEA Systems Oracle (final bid) 100% 0% $8,472 $7,200 4.3x 3.9x 17.3x 15.1x na
01/16/08 MySQL Sun Microsystems 80% 20% $1,000 $1,000 10.0x na na na na
01/08/08 FAST Search & Transfer Microsoft 100% 0% $1,222 $1,084 5.5x 4.4x 60.2x 24.1x na
12/17/07 NSB Retail Systems Epicor Software 100% 0% $323 $289 3.2x na na na na
11/12/07 Cognos IBM 100% 0% $5,099 $4,659 3.8x 3.4x 17.6x 16.0x 23.7x
11/08/07 Coding Technologies Dolby 100% 0% $250 $250 12.5x na 25.0x na na
11/05/07 Vontu Symantec 100% 0% $350 $350 8.1x na na na na
11/01/07 Securent Cisco Systems 100% 0% $100 $100 na na na na na
10/31/07 CoCreate Software Parametric Technology 100% 0% $250 $250 3.1x na na na na
10/31/07 Stratify Iron Mountain 100% 0% $158 $158 na na na na na
10/30/07 ScanAlert McAfee 100% 0% $75 $75 na na na na na
10/25/07 Visual Sciences Omniture 13% 87% $397 $387 4.2x 3.3x 18.6x 15.5x 23.9x
10/11/07 BEA Systems Oracle (initial bid) 100% 0% $7,295 $6,383 4.3x 3.9x 20.6x 18.9x 30.1x
10/08/07 SafeBoot B.V. McAfee 100% 0% $350 $350 5.8x 4.2x 14.6x 10.5x 28.0x
10/07/07 Business Objects SA SAP AG 100% 0% $6,788 $5,801 3.8x 3.4x 20.8x 16.6x 29.1x
09/20/07 Network General NetScout Systems 24% 76% $205 $205 1.7x na na na na
09/17/07 Zimbra Yahoo! 100% 0% $350 $350 11.7x 7.8x na na na
09/05/07 Applix Cognos 100% 0% $339 $306 4.4x 3.7x 24.1x 19.9x 34.4x
09/04/07 BlueLithium Yahoo! 100% 0% $300 $300 3.0x 2.6x 17.1x 12.8x na
08/15/07 XenSource Citrix Systems 50% 50% $500 $500 nm 10.0x na na nm
07/20/07 Opsware Hewlett-Packard 100% 0% $1,708 $1,632 11.4x 8.4x nm 50.8x nm
07/16/07 DataMirror IBM 100% 0% $174 $156 2.8x 2.5x 11.1x 9.7x 18.6x
07/09/07 Postini Google 100% 0% $625 $625 7.4x 6.0x na na na
07/03/07 ZANTAZ Autonomy 100% 0% $375 $375 3.1x 2.6x 31.3x na na
06/21/07 ScriptLogic Quest Software 100% 0% $90 $90 na na na na na
06/11/07 Telelogic IBM 100% 0% $742 $725 3.0x 2.7x 14.0x 12.4x 24.4x
05/17/07 Aquantive Microsoft 100% 0% $6,322 $6,092 9.9x 7.8x 38.8x 29.0x nm
05/15/07 Agile Software Oracle 100% 0% $480 $286 2.0x 1.7x 73.7x 23.2x 115.7x
05/01/07 Spotfire TIBCO Software 100% 0% $195 $195 3.3x 2.8x na na na
04/27/07 SurfControl PLC Websense 100% 0% $403 $370 3.0x na 28.5x na 52.4x
04/23/07 Cartesis Business Objects 100% 0% $305 $305 2.0x na na na na
04/19/07 e-Security Novell 100% 0% $72 $72 6.0x na na na na

N E W S C O R P O R A T I O N
Recent M&A transactions in software (cont’d)
Trading
multiples
Transaction
multiples
P&L
DCF
LBO
Mean 4.3x 3.8x 20.9x 18.8x 32.6x
Median 3.3x 3.1x 17.3x 15.1x 28.9x
16
Multiples
Enterprise value / revenue Enterprise value / EBITDA P / E
Consideration Equity Enterprise
One-year Two-year One-year Two-year One-year
Ann. date Target Acquirer % cash % stock value value
forward forward forward forward forward
04/13/07 DoubleClick Google 100% 0% $3,100 $3,100 10.3x 8.4x 31.0x 24.0x na
04/12/07 Mobius Management Systems Allen Systems Group 100% 0% $199 $159 1.8x na nm na nm
04/06/07 Embarcadero Thoma Cressey 100% 0% $232 $164 2.7x 2.5x 14.4x 13.0x 31.0x
04/05/07 webMethods Software AG 100% 0% $547 $417 2.0x 1.8x nm nm nm
03/23/07 Kronos Hellman & Friedman 100% 0% $1,793 $1,752 2.7x 2.4x 14.6x 11.8x 27.2x
03/15/07 WebEx Communications Cisco 100% 0% $3,214 $2,869 6.3x 5.3x 18.2x 15.1x 33.9x
03/01/07 Hyperion Oracle 100% 0% $3,335 $2,848 3.2x 2.9x 19.3x 16.9x 28.4x
01/26/07 UGS  PLM Siemens 100% 0% $2,410 $3,500 2.9x na 15.4x na na
01/26/07 Altiris Symantec 100% 0% $1,015 $830 3.3x 3.1x 15.8x 12.4x 37.1x
01/04/07 IronPort Systems Cisco Systems 50% 50% $830 $830 7.5x na na na na
12/20/06 PortAuthority Websense 100% 0% $90 $94 na na na na na
12/10/06 @Road Trimble Navigation Limited 67% 33% $496 $417 2.9x na 36.8x na 43.2x
11/20/06 Protect Data Check Point 100% 0% $592 $575 5.8x 5.3x 19.4x 17.5x na
11/02/06 Stellent Oracle 100% 0% $432 $348 2.6x 2.3x 20.7x 15.1x 26.3x
11/01/06 Avamar Technologies EMC 100% 0% $165 $165 na na na na na
10/16/06 Open Solutions Providence Equity / The Carlyle Group 100% 0% $1,048 $1,344 3.4x 3.0x 12.7x 10.3x 35.8x
09/18/06 Network Intelligence EMC 100% 0% $175 $175 na na na na na
09/05/06 Mobile 365 Sybase 100% 0% $425 $400 3.7x na na na na
08/31/06 Intergraph TPG / Hellman & Friedman 100% 0% $1,331 $1,074 1.8x 1.6x 13.8x 11.0x 29.3x
08/28/06 Intervideo Corel 100% 0% $220 $124 0.9x na 5.1x na
08/23/06 Internet Security Systems IBM 100% 0% $1,272 $1,053 3.0x 2.7x 13.6x 12.2x 28.9x
08/09/06 FileNet IBM 100% 0% $1,565 $1,115 2.5x 2.3x 15.9x 14.7x 39.3x
08/08/06 Reynolds and Reynolds UCS, Goldman Sachs, Vista Equity 100% 0% $2,703 $2,750 2.7x na 14.6x 12.1x 25.5x
08/03/06 MRO Software IBM 100% 0% $736 $593 2.6x 2.4x 15.1x 12.6x 25.3x
07/25/06 Mercury Interactive Hewlett-Packard 100% 0% $5,515 $4,564 5.0x 4.5x 16.1x 18.8x 33.2x
07/11/06 CipherTrust Secure Computing 71% 29% $274 $274 3.9x 3.4x na na na
07/05/06 Hummingbird Ltd Open Text 100% 0% $464 $381 1.4x na 9.6x na 18.9x
06/29/06 RSA Security EMC 100% 0% $2,286 $2,078 5.5x 4.8x 31.9x 28.8x 44.2x
05/15/06 SSA Global Infor / Golden Gate Capital 100% 0% $1,529 $1,605 2.0x 1.9x 11.1x 9.6x 15.9x
04/27/06 LANDesk Software Avocent 50% 50% $476 $476 3.9x na na na na
04/26/06 Manugistics JDA Software 100% 0% $210 $246 1.4x na 7.8x na nm
04/18/06 Qpass Amdocs 100% 0% $275 $275 3.9x 3.1x na na na
03/02/06 MatrixOne Dassault Systemes 100% 0% $409 $310 2.3x 2.1x na na nm
01/05/06 Wily Technology Computer Associates 100% 0% $375 $375 na 5.2x na na na
01/04/06 Datastream Infor 100% 0% $216 $161 1.7x na 23.3x na na

SS&C
SUNGARD
serena
Audatex
Aspect
UGS

VALUATION ANALYSIS

JPMorgan

N E W S C O R P O R A T I O N
Leverage on most recent LBOS in software ranges from 5-7x EBITDA
7.0x
6.7x
6.6x
6.5x
5.9x
5.8x
5.0x 5.0x
5.7x
Total leverage
Note: Excludes privately-rated CCC Information Services and Vertafore; Non-tech comps are LTM as of most recent public filings
1
Assumes a 25% haircut to cost savings
At issue date: 11/05 7/05 2/06 3/06 4/06 5/06 6/06(E) 4/04 2/05
Corporate Rating: B B+ B B+ B B TBD B+ B+
Revenue: $187 $3,662 $253 $417 $369 $642 $2,091 $927 $896
EBITDA: $70 $1,132 $92 $120 $96 $195 $641 $215 $175
INFOR
Trading
multiples
Transaction
multiples
P&L
DCF
LBO

At issue LTM financials ($ in millions)

N E W S C O R P O R A T I O N
58%
50%
48%
35%
5%
20%
15%
23%
30%
26%
47%
44%
42%
21%
9%
22%
25%
17%
22%
24%
33%
48%
38%
40%
24%
9%
24%
14%
18%
22%
31%
19%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Q1-2008
One-month One-week One-day
Source: JPMorgan, Dealogic
Note: Includes public deals where initial stake is <50% and final stake is >51%
¹ Includes only deals for which dealogic data is available
Technology M&A bid premia analysis
No. of deals 5 26 7 20 27 7 9 6 15 4 20
1 month
average: 35%
Overall 10yr average
Global one-day 27%
Global one-week 31%
Global one-month 35%
Trading
multiples
Transaction
multiples
P&L
DCF
LBO

Average % premium to announcement, selected technology transactions (deal size: $1,000mm—$5,000mm)
1

N E W S C O R P O R A T I O N
Recent UK bid premia involving UK offerors
UK acquisitions by UK companies from 2005 to date
JPM advisory JPM broker
Trading
multiples
Transaction
multiples
P&L
DCF
LBO
19
Premium to pre-bid speculation date³ Consideration
Date
announced
Target
Acquiror
Deal
value¹
(£m)
Offer
Price
(pence)
Premium
to ann.
Date²
Pre-bid
speculation
date 0 day 1 week 1 month
VWAP 6
month
VWAP 12
month Cash Shares
Loan
note Status
JPM
advisory
/broker
17-Apr-08 Expro International Umbrellastream Ltd 1,605 1,435 9% 28-Feb-08 55% 58% 55% 41% 48% 100% Pending
28-Mar-08 Civica plc 3i Group 222 270 35% 27-Mar-08 35% 39% 32% 43% 25% 100% Pending
05-Mar-08 FKI Melrose plc 950 81 12% 31-Jan-08 62% 65% 40% (4%) (22%) 49% 51% Pending
07-Jan-08 Gcap Media Global Radio Holdings 398 225 86% 04-Jan-08 86% 85% 63% 12% 8% 100% Pending
21-Dec-07 EMAP Guardian Media Group; APAX 1389 931 23% 26-Jul-07 22% 12% 12% 17% 19% 100% Pending
21-Dec-07 Northgate Information Solutions NIS Acquisitions 947 95 49% 11-Dec-07 60% 43% 33% 33% 23% 100% Pending
13-Dec-07 Inspicio 3i Group 272 225 8% 11-Oct-07 18% 29% 44% 35% 32% 100% Completed
23-Nov-07 Biffa PLC Waste Acquisition 1515 350 38% 22-Nov-07 34% 37% 35% 33% 22% 100% Completed
22-Nov-07 Kelda Group Plc Saltaire Water Ltd 3,036 1,101 17% 21-Nov-07 17% 19% 21% 21% 18% 100% Completed
19-Oct-07 Resolution Plc Pearl Group Ltd 380 720 2% 20-Jul-07 14% 13% 11% 12% 15% 100% Pending
16-Oct-07 Alfred McAlpine PLC Carillion PLC 572 558 5% 01-Aug-075 24% 36% 28% 19% 16% 30% 70% Completed
02-Oct-07 Foseco Plc Cookson Group Plc 492 295 31% 01-Oct-07 31% 39% 37% 42% 47% 100% Completed
28-Sep-07 Monsoon PLC Drillgreat/Beauchamp Trust 752 424 4% 17-Sep-07 7% 7% 7% 9% 6% 100% Completed
25-Sep-07 Telent Plc Pension Corporation 372 600 18% 24-Sep-07 18% 26% 22% 22% 23% 100% Completed
21-May-07 EMI Group Plc Terra Firma 3,120 265 7% 19-Feb-07 20% 10% 6% 2% 0% 100% Completed
14-May-07 Datamonitor Informa Plc 512 650 2% 11-May-07 2% 1% 2% 10% 28% 100% Completed
23-Mar-07 Enterprise Plc 3i Group 555 605 2% 07-Nov-06 30% 31% 27% 38% 41% 100% Completed
09-Mar-07 Boots Plc KKR and Stefano Pessina 12,372 1,139 44% 08-Mar-07 40% 43% 38% 42% 45% 100% Completed
05-Feb-07 Wilson Bowden Plc Barratt Developments Plc 2,136 2,245 (1%) 24-Nov-06 23% 20% 27% 37% 44% 42% 58% Completed
15-Dec-06 European Motor Holdings Plc Inchape Plc 284 480 2% 07-Feb-06 32% 37% 45% 60% 81% 100% Completed
04-Dec-06 RHM Plc Premier Foods Plc 1,937 352 30% 01-Dec-06 30% 31% 31% 29% 29% 24% 76% Completed
14-Nov-06 London Merchant Securities Plc Derwent Valley Holdings Plc 1,394 298 5% 29-Sep-06 24% 30% 38% 43% 51% 20%
4
80% Completed
11-Oct-06 Matalan Plc Missouri Bidco 5,721 1,578 6% 13-Sep-06 16% 22% 26% 32% 42% 100% Completed
06-Oct-06 Gondola Holdings Plc Paternoster Acquisitions Ltd 2,431 355 3% 13-Sep-06 29% 30% 22% 23% 20% 100% Completed
02-Oct-06 AWG Plc Osprey Acquisitions Ltd 900 415 2% 05-Sep-06 15% 32% 27% 22% n.a. 100% Completed
19-Sep-06 John Laing Plc Henderson Infrastructure 1,116 1,075 4% 01-Jun-06 37% 40% 40% 47% 66% 100% Completed
01-Aug-06 McCarthy & Stone Plc Mother Bidco Ltd 419 415 (0%) 03-Jul-06 26% 32% 25% 36% 29% 100% Completed
06-Jul-06 DX Services Plc Mail Acquisitions Ltd 889 200 6% 29-Jun-06 21% 20% 15% 10% 10% 100% Completed
26-Jun-06 De Vere Group Plc AHG Venice Ltd 956 875 7% 22-Mar-06 17% 23% 28% 30% 41% 100% Completed
15-Jun-06 Hardys & Hansons Plc Greene King Acquisitions 273 1,059 21% 09-Jun-06 43% 42% 43% 50% 51% 100% Completed
14-Jun-06 Assoc British Ports Hldgs Plc Admiral Acquisitions UK Ltd 3,298 910 17% 24-Mar-06 31% 45% 46% 55% 68% 100% Completed
15-May-06 Cambridge Antibody Tech Grp AstraZeneca Plc 568 1,320 67% 12-May-06 67% 70% 71% 82% 87% 100% Completed
07-Dec-05 Mowlem Plc Carillion Plc 392 220 6% 28-Oct-05 27% 31% 40% 39% 27% 37% 63% Completed
24-Nov-05 Westbury Plc Persimmon Plc 920 560 0% 10-Nov-05 20% 20% 31% 26% 25% 100% Completed
Mean 1,562 657 17% 30% 33% 31% 31% 32%
Median 910 519 7% 26% 31% 31% 33% 28%
6
7
Source: Factiva, SDC, offer documents, M&A Monitor
Note: Sample consists of transactions greater than £250m
¹ Deal value is defined as equity value plus net debt
² Premium to announcement date is the premium to the day prior to the announcement of a formal offer
³ One day, one week, one month and VWAP premiums are the calculated with reference to the prebid speculation date; i.e. the day prior to the approach of a target was announced to the market, or when market speculation arose regarding a possible transaction
4
  LMS shareholders could elect to receive up to the value of 20% of its issued share capital in cash
5
  Pre-bid speculation date refers to the last Business Day prior to the announcement of demerger plans by Alfred McAlpine
6
  Excludes dividend
7
Includes special dividend

N E W S C O R P O R A T I O N
Recent UK bid premia involving non-UK offerors
UK acquisitions by non-UK companies from 2005 to date
Source: Factiva, SDC, offer documents, M&A Monitor
Note: Sample consists of transactions greater than £250m
¹ Deal value is defined as equity value plus net debt
² Premium to announcement date is the premium to the day prior to the announcement of a formal offer
³ On day, one week, one month and VWAP premiums are the calculated with reference to the pre-bid speculation date; i.e. the day prior to the approach of a target was announced to the market, or when market speculation arose regarding a possible transaction
4 Should shareholders elect to receive cash then the offer represents only 100p
5 Sunrise Acquisitions, located in Jersey, is a special acquisition vehicle formed by Heineken and Carlsberg; 6 Excludes dividend
JPM advisory JPM broker
Trading
multiples
Transaction
multiples
P&L
DCF
LBO
20
5
Premium to pre-bid speculation date ³
Consideration
Date
announced Target Acquiror
Acquiror
nation
Deal
value¹
(£m)
Offer
price
(pence)
Premium
to ann.
Date ²
Pre-bid
speculation
date
0
day
1
week
1
month
VWAP
6 month
V WAP
12 month Cash Shares
Loan
note Status
JPM
advisory
/ broker
09-Apr-08 Enodis Manitowoc United States 1,053 294 108% 08-Apr-08 108% 107% 90% 72% 59% 100% Pending
04-Feb-08 Whatman PLC GE Healthcare Life Sciences Sweden 363 270 12% 03-Feb-08 31% 38% 49% 27% 14% 100% Completed
19-Dec-07 Abbot Group PLC First Reserve Corp United States 906 390 17% 03-Oct-07 34% 37% 36% 24% 30% 100% Completed
18-Dec-07 Tradus PLC Naspers Ltd South Africa 946 1,800 11% 06-Nov-07 19% 37% 68% 41% 61% 100% Pending
14-Dec-07 Kiln PLC Millea Holdings Inc Japan 442 150 16% 10-Dec-07 41% 47% 44% 19% 22% 100% Pending
30-Nov-07 Burren Energy PLC ENI SpA Italy 1,791 1,230 57% 08-Oct-07 33% 45% 44% 18% 30% 100% Completed
19-Nov-07 Gyrus Group PLC Olympus Corp Japan 954 630 58% 16-Nov-07 58% 56% 61% 26% 32% 100% Completed
25-Oct-07 Scottish & Newcastle Carlsberg & Heineken Jersey 7,594 800 4% 28-Mar-07 51% 46% 52% 46% 50% 100% Pending
23-Oct-07 Umbro PLC Nike Inc United States 282 195 18% 17-Oct-07 63% 54% 66% 43% 39% 100% Pending
07-Sep-07 Domestic & General Insurance Advent International Group United States 522 1,425 13% 17-May-07 26% 31% 34% 28% 36% 100% Completed
03-Sep-07 Sondex PLC GE United States 274 460 9% 30-Aug-07 35% 39% 32% 31% 41% 100% Completed
13-Aug-07 ICI Plc Akzo Nobel NV Netherlands 8,008 670 7% 15-Jun-07 22% 32% 23% 34% 49% 100% Completed
30-Jul-07 Xansa Plc Steria SA France 472 130 25% 26-Jul-07 70% 72% 49% 52% 58% 100% Completed
28-Jun-07 IXEurope Plc Equinix Inc United States 270 140 6% 17-May-07 33% 41% 60% 90% 113% 100% Completed
15-May-07 Hanson Heidelberg Cement Germany 9,402 1,100 29% 02-May-07 29% 29% 34% 37% 50% 100% Completed
21-Feb-07 Countrywide Plc Apollo United States 1,018 614 6% 13-Sep-06 33% 42% 56% 35% 33% 86% 14% Completed
16-Feb-07 African Platinum plc Impala Platinum Holdings Ltd South Africa 283 55 6% 13-Feb-07 35% 40% 72% 76% 72% 100% Completed
15-Dec-06 Gallaher Group PLC Japan Tabacco Inc Japan 9,953 1,141 (1%) 07-Dec-06 17% 20% 24% 29% 31% 100% Completed
13-Dec-06 Homestyle Group PLC Steinhoff International South Africa 344 130 12% 16-Nov-06 27% 35% 14% 15% 13% 100% Optional Completed
08-Dec-06 Huntleigh Technology Plc Getinge AB Sweden 421 480 28% 07-Dec-06 28% 25% 26% 31% 38% 100% Completed
28-Nov-06 Scottish Power  PLC Iberdrola Spain 14,114 796 7% 27-Nov-06 19% 22% 17% 33% 37% 50% 50% Completed
30-Oct-06 Wellington Underwriting PLC Catlin Group Ltd Bermuda 610 121 9% 23-Oct-06 25% 25% 37% 37% 27% 29% 71% Completed
20-Oct-06 Corus Group PLC Tata Steel India 6,700 608 27% 04-Oct-06 49% 56% 51% 50% 66% 100% Completed
06-Oct-06 Viridian Group PLC ElectricInvest Acquisitions Bahrain 1,960 1,325 9% 04-Oct-06 22% 21% 31% 37% 40% 100% Completed
11-Sep-06 Stanley Leisure PLC Genting Berhad Malaysia 699 860 1% 01-Sep-06 26% 40% 43% 26% 24% 100% Completed
31-Aug-06 London Clubs Intl PLC Dagger Holdings Ltd United States 319 135 37% 30-Aug-06 37% 36% 38% 24% 11% 100% Completed
24-Aug-06 House of Fraser PLC Highland Acquisitions Ltd Iceland 453 148 2% 23-Feb-06 31% 40% 32% 37% 39% 100% Completed
07-Jun-06 NeuTec Pharma Plc Novartis Pharma AG Switzerland 279 1,050 14% 05-Jun-06 109% 114% 110% 131% 118% 100% Completed
07-Apr-06 BAA PLC Airport Development Spain 15,946 935 12% 06-Feb-06 45% 48% 45% 49% 52% 100% Completed
04-Apr-06 Virgin Mobile Holdings(UK)PLC NTL Inc United States 1,155 372 (4%) 02-Dec-05 20% 22% 17% 34% 46% 100% Optional Completed
17-Mar-06 Body Shop International PLC L’Oreal SA France 676 300 12% 21-Feb-06 34% 33% 40% 33% 36% 100% Completed
06-Mar-06 BOC Group PLC Linde AG Germany 9,535 1,600 4% 23-Jan-06 39% 36% 36% 43% 49% 100% Completed
27-Feb-06 Pilkington PLC Nippon Sheet Glass Co Ltd Japan 2,991 165 4% 28-Oct-05 30% 36% 18% 29% 35% 100% Completed
19-Dec-05 First Technology PLC Honeywell International Inc United States 398 385 73% 16-Dec-05 90% 95% 110% 95% 51% 100% Completed
30-Nov-05 PD Ports PLC BBI Port Acquisitions (UK) Ltd Australia 571 149 13% 18-Oct-05 32% 32% 31% 37% 42% 100% Completed
29-Nov-05 Peninsular & Oriental Steam Thunder FZE Utd Arab Em 4,720 443 2% 27-Oct-05 46% 44% 37% 41% 45% 100% Completed
Average 2,956 597 17% 40% 44% 45% 42% 44%
Median 802 452 10% 33% 39% 39% 36% 40%
4
6

N E W S C O R P O R A T I O N
Revenues and EBITDA Comparison — Base vs. Upside Case
835
906
1,000
1,113
1,242
1,304
1,369
1,438
1,509
1,585
1,664
835
963
1,110
1,280
1,476
1,550
1,628
1,709
1,795
1,884
1,978
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018
Base Case Upside Case
232
252
277
325
362
380
399
419
440
462
486
232
268
308
374
430
452
474
498
523
550
577
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018
Base Case Upside Case
Trading
multiples
Transaction
multiples
P&L
DCF
LBO

Revenues (USDmm) (June FYE)
EBITDA (USDmm) (June FYE)

N E W S C O R P O R A T I O N
Terminal growth rate
  2.00% 2.50% 3.00% 3.50% 4.00%
9.00% 70.3 73.0 76.3 80.1 84.8
9.50% 66.2 68.5 71.2 74.3 78.0
10.00% 62.6 64.6 66.8 69.4 72.5
10.50% 59.5 61.2 63.1 65.2 67.7
11.00% 56.7 58.2 59.8 61.6 63.7
Management case 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 TV
Revenues 906 1,000 1,113 1,242 1,304 1,369 1,438 1,509 1,585 1,664 1,714
   % growth 8.4% 10.4% 11.3% 11.6% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 3.0%
EBITDA 252 277 325 362 380 399 419 440 462 486 500
   % margin 27.8% 27.7% 29.2% 29.1% 29.1% 29.1% 29.2% 29.2% 29.2% 29.2% 29.2%
D&A (ex TRX) 39 41 39 37 36 38 39 41 43 45
EBIT 213 236 286 324 344 361 380 399 419 441
Tax (60) (66) (80) (91) (96) (101) (106) (112) (117) (123)
Capex (25) (31) (30) (34) (36) (38) (39) (41) (43) (46)
   % of sales (2.7%) (3.1%) (2.7%) (2.7%) (2.7%) (2.7%) (2.7%) (2.7%) (2.7%) (2.7%)
Change in NWI (40) (41) (24) (22) (6) (5) (5) (4) (6) (8)
Free Cash Flow 127 139 191 215 242 255 269 283 296 309
Base case
$mm   % of FV
PV of FCFs 1,456 43%
PV of Terminal value 1,925 57%
Firm value 3,381 100%
Net debt (cash) (696)
Equity value             4,077
Terminal growth rate: 3.0%
Valuation date 30/06/2008
WACC: 10.0%
TV EBITDA margin: 29.2%
NDS Group DCF valuation—base case
Trading
multiples
Transaction
multiples
P&L
DCF
LBO
Assumptions Valuation snapshot
Firm value ($mm)
FV/EBITDA 08E
Equity value per share ($)
Terminal growth rate
  2.00% 2.50% 3.00% 3.50% 4.00%
9.00% 14.3x 14.9x 15.7x 16.7x 17.8x
9.50% 13.3x 13.8x 14.5x 15.3x 16.2x
10.00% 12.4x 12.9x 13.4x 14.1x 14.8x
10.50% 11.7x 12.1x 12.5x 13.1x 13.7x
11.00% 11.0x 11.3x 11.7x 12.2x 12.7x
22
Terminal growth rate
2.00% 2.50% 3.00% 3.50% 4.00%
9.00% 3,588 3,759 3,957 4,192 4,473
9.50% 3,341 3,483 3,647 3,838 4,064
10.00% 3,124 3,244 3,381 3,539 3,724
10.50% 2,933 3,036 3,151 3,283 3,436
11.00% 2,764 2,852 2,950 3,062 3,189

N E W S C O R P O R A T I O N
Management case 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 TV
Revenues 963 1,110 1,280 1,476 1,550 1,628 1,709 1,795 1,884 1,978 2,038
   % growth 15.3% 15.3% 15.3% 15.3% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 3.0%
EBITDA 267 308 374 430 452 474 498 523 550 577 595
   % margin 27.8% 27.7% 29.2% 29.1% 29.1% 29.1% 29.2% 29.2% 29.2% 29.2% 29.2%
D&A (ex TRX) 39 41 39 37 36 38 39 41 43 45
EBIT 229 266 335 393 415 437 459 482 507 533
Tax (64) (75) (94) (110) (116) (122) (128) (135) (142) (149)
Capex (25) (31) (30) (34) (36) (38) (39) (41) (43) (46)
   % of sales (2.6%) (2.8%) (2.3%) (2.3%) (2.3%) (2.3%) (2.3%) (2.3%) (2.3%) (2.3%)
Change in NWI (40) (41) (24) (22) (6) (5) (5) (4) (6) (8)
Free Cash Flow 139 161 226 264 294 309 326 343 359 375
Upside case
$mm   % of FV
PV of FCFs 1,742 43%
PV of Terminal value 2,337 57%
Firm value 4,079 100%
Net debt (cash) (696)
Equity value             4,757
Terminal growth rate: 3.0%
Valuation date 30/06/2008
WACC: 10.0%
TV EBITDA margin: 29.2%
NDS Group DCF valuation—upside case
Trading
multiples
Transaction
multiples
P&L
DCF
LBO
Assumptions Valuation snapshot
Firm value ($mm)
FV/EBITDA 08E
Equity value per share ($)
23
Terminal growth rate
2.00% 2.50% 3.00% 3.50% 4.00%
9.00% 4,330 4,537 4,778 5,063 5,405
9.50% 4,030 4,202 4,402 4,634 4,908
10.00% 3,767 3,913 4,079 4,271 4,495
10.50% 3,536 3,660 3,800 3,960 4,146
11.00% 3,330 3,437 3,556 3,691 3,846
Terminal growth rate
2.00% 2.50% 3.00% 3.50% 4.00%
9.00% 82.4 85.8 89.7 94.4 100.0
9.50% 77.5 80.3 83.6 87.4 91.9
10.00% 73.2 75.6 78.3 81.4 85.1
10.50% 69.4 71.4 73.7 76.3 79.4
11.00% 66.0 67.8 69.7 71.9 74.5
Terminal growth rate
2.00% 2.50% 3.00% 3.50% 4.00%
9.00% 16.2x 17.0x 17.9x 18.9x 20.2x
9.50% 15.1x 15.7x 16.5x 17.3x 18.3x
10.00% 14.1x 14.6x 15.2x 16.0x 16.8x
10.50% 13.2x 13.7x 14.2x 14.8x 15.5x
11.00% 12.5x 12.8x 13.3x 13.8x 14.4x

N E W S C O R P O R A T I O N
Scenario overview — Sources and Uses and return from investment
In USDmm (except per share)
$65 to all shareholders;
no note
$65 to all shareholders;
including note
$65 to public
shareholders & $62 to
NewsCorp; including note
Total Debt (excl Vendor Note)
1,250 1,250 1,250
NewsCorp Vendor Note
0 325 196
Excess Cash on Balance Sheet
656 656 656
Cash from options
50 50 50
Management Equity
22 19 19
New Equity (Series B shares)
2,176 1,854 1,855
    of which Permira (51%)
1,110 946 946
    of which NewsCorp (roll-over)(49%)
1,066 908 909
Total sources
4,154 4,154 4,026
Transaction consideration
3,965  3,965  3,839
    of which cash to public
1,235  1,235  1,235
    of which cash to NewsCorp
1,664  1,822  1,695
    of which roll-over equity
1,066  909  909
Funding debt like items
60  60  60
Transaction cost
129  129  127
Total uses
4,154 4,154 4,026
IRR (Base case) @ 13x exit 15.6% 16.4% 17.7%
IRR (Upside case) @ 13x exit 21.6% 23.3% 24.4%
IRR (Base case) @ 12x exit 13.2% 13.7% 15.0%
IRR (Upside case) @ 12x exit 19.2% 20.5% 21.7%
1 2 3

N E W S C O R P O R A T I O N
NDS Group—LBO analysis
Offer at $65, no notes, assuming Base Case

Funded
($mm) % total cap. x LTM  EBITDA
Term Loan A 320  9.3%  1.4x
Term Loan B 280  8.1%  1.2x
Term Loan C 280  8.1%  1.2x
Senior debt
880    25.5%  3.8x
Mezzanine 370  10.7%  1.6x
Vendor notes 0  0.0%  0.0x
Total debt 1,250    36.3%  5.4x
Equity 2,198  63.7%  9.5x
Total capitalisation 3,448    100.0%  14.9x
Uses $mm Sources $mm
Transaction consideration 3,965 Senior Bank Term "A" 320
Senior Bank Term "B" 280
Transaction cost & other 189 Senior Bank Term "C" 280
Mezzaninne Cash 185
Mezzaninne PIK 185
Newton Vendor Note 0
Series B Shares 2,176
Mgmt Hurdle Shares 22
Cash on BS 656
Cash from Options  50
Total uses 4,154 Total sources 4,154
Key statistics 2008PF 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018
Sales 835 906 1,000 1,113 1,242 1,304 1,369 1,438 1,509 1,585 1,664
   % growth 8.4%  10.4%  11.3%  11.6%  5.0%  5.0%  5.0%  5.0%  5.0%  5.0%
EBITDA 231.9  252 277 325 362 380 399 419 440 462 486
   % margin 27.8%  27.8%  27.7%  29.2%  29.1%  29.1%  29.1%  29.2%  29.2%  29.2%  29.2%
Capex (25) (31) (30) (34) (36) (38) (39) (41) (43) (46)
   % margin 0.0%  (2.7%) (3.1%) (2.7%) (2.7%) (2.7%) (2.7%) (2.7%) (2.7%) (2.7%) (2.7%)
Cash interest (84) (78) (67) (54) (36) (12) 1  1  1  1
Total interest (111) (109) (103) (95) (84) (59) (22) (1) 1  1
Senior debt 880  814  704  523  296  21  0  0  0  0  0
Total debt (inc. vendor note) 1,250  1,212  1,133  988  803  575  311  23  2  0  0
EBITDA/Cash interest 3.0x 3.6x 4.9x 6.7x 10.5x 32.0x n.m. n.m. n.m. n.m.
(EBITDA-Capex)/Cash interest 2.7x 3.2x 4.4x 6.1x 9.5x 29.0x n.m. n.m. n.m. n.m.
Senior debt/EBITDA 3.8x 3.2x 2.5x 1.6x 0.8x 0.1x 0.0x 0.0x 0.0x 0.0x 0.0x
Total debt/EBITDA 5.4x 4.8x 4.1x 3.0x 2.2x 1.5x 0.8x 0.1x 0.0x 0.0x 0.0x
Senior debt/EBITDA - Capex 3.6x 2.9x 1.8x 0.9x 0.1x 0.0x 0.0x 0.0x 0.0x 0.0x
Total debt/EBITDA - Capex 5.3x 4.6x 3.3x 2.5x 1.7x 0.9x 0.1x 0.0x 0.0x 0.0x
Trading
multiples
Transaction
multiples
P&L
DCF
LBO
1
25
Sources and uses ($mm)
Capitalisation ($mm)
Financial projections ($mm)

VALUATION ANALYSIS

Exit mul tiple

Exit mul tiple

JPMorgan

N E W S C O R P O R A T I O N
  Share price
62.0  63.0  64.0  65.0  66.0  67.0  68.0
12.0x 15.4%  14.6%  13.9%  13.2%  12.5%  11.8%  11.2%
12.5x 16.6%  15.8%  15.1%  14.4%  13.7%  13.0%  12.4%
13.0x 17.8%  17.1%  16.3%  15.6%  14.9%  14.2%  13.5%
13.5x 19.0%  18.2%  17.5%  16.7%  16.0%  15.3%  14.7%
14.0x 20.2%  19.4%  18.6%  17.8%  17.1%  16.4%  15.7%
NDS Group—IRR analysis
Offer at $65, no notes, assuming Base Case
Trading
multiples
Transaction
multiples
P&L
DCF
LBO
  Share price
62.0  63.0  64.0  65.0  66.0  67.0  68.0
12.0x 1.8x 1.7x 1.7x 1.6x 1.6x 1.6x 1.5x
12.5x 1.8x 1.8x 1.8x 1.7x 1.7x 1.6x 1.6x
13.0x 1.9x 1.9x 1.8x 1.8x 1.7x 1.7x 1.7x
13.5x 2.0x 2.0x 1.9x 1.9x 1.8x 1.8x 1.7x
14.0x 2.1x 2.0x 2.0x 1.9x 1.9x 1.8x 1.8x
1

4-year IRR to Permira
4-year Multiple of Money to Permira

N E W S C O R P O R A T I O N
NDS Group—LBO analysis
Offer at $65 including notes, assuming Base Case

Funded
($mm) % total cap. x LTM  EBITDA
Term Loan A 320  8.5%  1.4x
Term Loan B 280  7.4%  1.2x
Term Loan C 280  7.4%  1.2x
Senior debt
880    23.3%  3.8x
Mezzanine 370  9.8%  1.6x
Vendor notes 325  8.6%  1.4x
Total debt 1,575    41.7%  6.8x
Equity 1,873  49.6%  8.1x
Total capitalisation 3,773    100.0%  16.3x
Uses $mm Sources $mm
Transaction consideration 3,965  Senior Bank Term "A" 320
Senior Bank Term "B" 280
Transaction cost & other 189 Senior Bank Term "C" 280
Mezzaninne Cash 185
Mezzaninne PIK 185
Newton Vendor Note 325
Series B Shares 1,854
Mgmt Hurdle Shares 19
Cash on BS 656
Cash from Options  50
Total uses 4,154 Total sources 4,154
Capitalisation ($mm) Sources and uses ($mm)
Financial projections ($mm)
Key statistics 2008PF 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018
Sales 835 906 1,000 1,113 1,242 1,304 1,369 1,438 1,509 1,585 1,664
   % growth 8.4%  10.4%  11.3%  11.6%  5.0%  5.0%  5.0%  5.0%  5.0%  5.0%
EBITDA 231.9  252 277 325 362 380 399 419 440 462 486
   % margin 27.8%  27.8%  27.7%  29.2%  29.1%  29.1%  29.1%  29.2%  29.2%  29.2%  29.2%
Capex (25) (31) (30) (34) (36) (38) (39) (41) (43) (46)
   % margin 0.0%  (2.7%) (3.1%) (2.7%) (2.7%) (2.7%) (2.7%) (2.7%) (2.7%) (2.7%) (2.7%)
Cash interest (83) (126) (118) (107) (93) (71) (52) (47) (30) (6)
Total interest (156) (158) (154) (149) (140) (125) (99) (66) (32) (6)
Senior debt 880  802  726  581  393  158  0  0  0  0  0
Total debt (inc. vendor note) 1,900  1,569  1,525  1,417  1,270  1,083  866  632  388  117  0
EBITDA/Cash interest 3.0x 2.2x 2.8x 3.4x 4.1x 5.7x 8.1x 9.4x 15.3x 76.8x
(EBITDA-Capex)/Cash interest 2.7x 2.0x 2.5x 3.1x 3.7x 5.1x 7.3x 8.5x 13.8x 69.6x
Senior debt/EBITDA 3.8x 3.2x 2.6x 1.8x 1.1x 0.4x 0.0x 0.0x 0.0x 0.0x 0.0x
Total debt/EBITDA 8.2x 6.2x 5.5x 4.4x 3.5x 2.8x 2.2x 1.5x 0.9x 0.3x 0.0x
Senior debt/EBITDA - Capex 3.5x 2.9x 2.0x 1.2x 0.5x 0.0x 0.0x 0.0x 0.0x 0.0x
Total debt/EBITDA - Capex 6.9x 6.2x 4.8x 3.9x 3.1x 2.4x 1.7x 1.0x 0.3x 0.0x
Trading
multiples
Transaction
multiples
P&L
DCF
LBO
2

VALUATION ANALYSIS

Exit multiple

Exit mul tiple

JPMorgan

N E W S C O R P O R A T I O N
  Share price
62.0  63.0  64.0  65.0  66.0  67.0  68.0
12.0x 16.3%  15.4%  14.5%  13.7%  12.9%  12.1%  11.4%
12.5x 17.8%  16.8%  15.9%  15.1%  14.3%  13.5%  12.7%
13.0x 19.2%  18.2%  17.3%  16.4%  15.6%  14.8%  14.1%
13.5x 20.5%  19.6%  18.6%  17.8%  16.9%  16.1%  15.3%
14.0x 21.8%  20.9%  19.9%  19.0%  18.2%  17.4%  16.6%
NDS Group—IRR analysis
Offer at $65 including notes, assuming Base Case
Trading
multiples
Transaction
multiples
P&L
DCF
LBO
  Share price
62.0  63.0  64.0  65.0  66.0  67.0  68.0
12.0x 1.8x 1.8x 1.7x 1.7x 1.6x 1.6x 1.5x
12.5x 1.9x 1.9x 1.8x 1.8x 1.7x 1.7x 1.6x
13.0x 2.0x 2.0x 1.9x 1.8x 1.8x 1.7x 1.7x
13.5x 2.1x 2.0x 2.0x 1.9x 1.9x 1.8x 1.8x
14.0x 2.2x 2.1x 2.1x 2.0x 2.0x 1.9x 1.8x
2

4-year IRR to Permira
4-year Multiple of Money to Permira

N E W S C O R P O R A T I O N
NDS Group—LBO analysis
Offer at $65/62 including notes, assuming Base Case

Funded
($mm) % total cap. x LTM  EBITDA
Term Loan A 320 9.1%  1.4x
Term Loan B 280 8.0%  1.2x
Term Loan C 280 8.0%  1.2x
Senior debt
880
25.0%  3.8x
Mezzanine 370  10.5%  1.6x
Vendor notes 196  5.6%  0.8x
Total debt 1,446  41.1%  6.2x
Equity 1,874  53.3%  8.1x
Total capitalisation 3,516  100.0%  15.2x
Uses $mm Sources $mm
Transaction consideration 3,839  Senior Bank Term "A" 320
Senior Bank Term "B" 280
Transaction cost & other 187  Senior Bank Term "C" 280
Mezzaninne Cash 185
Mezzaninne PIK 185
Newton Vendor Note 196
Series B Shares 1,855
Mgmt Hurdle Shares 19
Cash on BS 656
Cash from Options  50
Total uses 4,026   Total sources 4,026
Capitalisation ($mm) Sources and uses ($mm)
Financial projections ($mm)
Key statistics 2008PF 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018
Sales 835 906 1,000 1,113 1,242 1,304 1,369 1,438 1,509 1,585 1,664
   % growth 8.4%  10.4%  11.3%  11.6%  5.0%  5.0%  5.0%  5.0%  5.0%  5.0%
EBITDA 231.9  252 277 325 362 380 399 419 440 462 486
   % margin 27.8%  27.8%  27.7%  29.2%  29.1%  29.1%  29.1%  29.2%  29.2%  29.2%  29.2%
Capex (25) (31) (30) (34) (36) (38) (39) (41) (43) (46)
   % margin 0.0%  (2.7%) (3.1%) (2.7%) (2.7%) (2.7%) (2.7%) (2.7%) (2.7%) (2.7%) (2.7%)
Cash interest (83) (107) (98) (86) (70) (45) (28) (20) (6) 1
Total interest (138) (139) (134) (128) (118) (99) (69) (33) (7) 1
Senior debt 807  717  558  355  104  0  0  0  0  0
Total debt (inc. vendor note) 1,427  1,369  1,247  1,085  881  646  390  122  1  0
EBITDA/Cash interest 3.0x 2.6x 3.3x 4.2x 5.4x 9.0x 15.1x 21.5x 77.9x n.m.
(EBITDA-Capex)/Cash interest 2.7x 2.3x 3.0x 3.8x 4.9x 8.1x 13.6x 19.5x 70.6x n.m.
Senior debt/EBITDA 3.8x 3.2x 2.6x 1.7x 1.0x 0.3x 0.0x 0.0x 0.0x 0.0x 0.0x
Total debt/EBITDA 6.2x 5.7x 4.9x 3.8x 3.0x 2.3x 1.6x 0.9x 0.3x 0.0x 0.0x
Senior debt/EBITDA - Capex 3.6x 2.9x 1.9x 1.1x 0.3x 0.0x 0.0x 0.0x 0.0x 0.0x
Total debt/EBITDA - Capex 6.3x 5.6x 4.2x 3.3x 2.6x 1.8x 1.0x 0.3x 0.0x 0.0x
Trading
multiples
Transaction
multiples
P&L
DCF
LBO
3

Exit multiple

Exit mul tiple

VALUATION ANALYSIS

JPMorgan

N E W S C O R P O R A T I O N
4-year IRR to Permira
  Share price
62.0  63.0  64.0  65.0  66.0  67.0  68.0
12.0x 15.9%  15.0%  14.2%  13.5%  12.7%  12.0%  11.3%
12.5x 17.3%  16.4%  15.6%  14.8%  14.0%  13.3%  12.6%
13.0x 18.6%  17.7%  16.9%  16.1%  15.3%  14.6%  13.8%
13.5x 19.9%  19.0%  18.1%  17.3%  16.5%  15.8%  15.0%
14.0x 21.1%  20.2%  19.3%  18.5%  17.7%  17.0%  16.2%
Trading
multiples
Transaction
multiples
P&L
DCF
LBO
  Share price
62.0  63.0  64.0  65.0  66.0  67.0  68.0
12.0x 1.8x 1.8x 1.7x 1.7x 1.6x 1.6x 1.5x
12.5x 1.9x 1.8x 1.8x 1.7x 1.7x 1.6x 1.6x
13.0x 2.0x 1.9x 1.9x 1.8x 1.8x 1.7x 1.7x
13.5x 2.1x 2.0x 1.9x 1.9x 1.8x 1.8x 1.8x
14.0x 2.2x 2.1x 2.0x 2.0x 1.9x 1.9x 1.8x
Based on blended
share price
NDS Group—IRR analysis
Offer at $65/62 including notes, assuming Base Case
3

4-year Multiple of Money to Permira

N E W S C O R P O R A T I O N
NDS Group—LBO analysis
Offer at $65, no notes, assuming upside Case

Funded
($mm) % total cap. x LTM  EBITDA
Term Loan A 320  9.3%  1.4x
Term Loan B 280  8.1%  1.2x
Term Loan C 280  8.1%  1.2x
Senior debt
880    25.5%  3.8x
Mezzanine 370  10.7%  1.6x
Vendor notes 0  0.0%  0.0x
Total debt 1,250    36.3%  5.4x
Equity 2,198  63.7%  9.5x
Total capitalisation 3,448    100.0%  14.9x
Uses $mm Sources $mm
Transaction consideration 3,965 Senior Bank Term "A" 320
Senior Bank Term "B" 280
Transaction cost & other 189 Senior Bank Term "C" 280
Mezzaninne Cash 185
Mezzaninne PIK 185
Newton Vendor Note 0
Series B Shares 2,176
Mgmt Hurdle Shares 22
Cash on BS 656
Cash from Options  50
Total uses 4,154 Total sources 4,154
Capitalisation ($mm) Sources and uses ($mm)
Financial projections ($mm)
Key statistics 2008PF 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018
Sales 835 963 1,110 1,280 1,476 1,550 1,628 1,709 1,795 1,884 1,978
   % growth   15.3%  15.3%  15.3%  15.3%  5.0%  5.0%  5.0%  5.0%  5.0%  5.0%
EBITDA 231.9  267 308 374 430 452 474 498 523 550 577
   % margin 27.8%  27.8%  27.7%  29.2%  29.1%  29.1%  29.1%  29.2%  29.2%  29.2%  29.2%
Capex   (25) (31) (30) (34) (36) (38) (39) (41) (43) (46)
   % margin 0.0%  (2.6%) (2.8%) (2.3%) (2.3%) (2.3%) (2.3%) (2.3%) (2.3%) (2.3%) (2.3%)
Cash interest   (83) (76) (63) (47) (19) 0  1  1  1  1
Total interest   (111) (108) (100) (88) (67) (28) (2) 1  1  1

Senior debt 880  803  669  451  170  0  0  0  0  0  0
Total debt (inc. vendor note) 1,250  1,200  1,098  916  676  384  44  3  0  0  0

EBITDA/Cash interest   3.2x 4.0x 5.9x 9.2x 23.9x n.m. n.m. n.m. n.m. n.m.
(EBITDA-Capex)/Cash interest   2.9x 3.6x 5.4x 8.5x 22.0x n.m. n.m. n.m. n.m. n.m.

Senior debt/EBITDA 3.8x 3.0x 2.2x 1.2x 0.4x 0.0x 0.0x 0.0x 0.0x 0.0x 0.0x
Total debt/EBITDA 5.4x 4.5x 3.6x 2.4x 1.6x 0.9x 0.1x 0.0x 0.0x 0.0x 0.0x
Senior debt/EBITDA - Capex   3.3x 2.4x 1.3x 0.4x 0.0x 0.0x 0.0x 0.0x 0.0x 0.0x
Total debt/EBITDA - Capex   4.9x 4.0x 2.7x 1.7x 0.9x 0.1x 0.0x 0.0x 0.0x 0.0x
Trading
multiples
Transaction
multiples
P&L
DCF
LBO
4

VALUATION ANALYSIS

Exit mul tiple

Exit mul tiple

JPMorgan

N E W S C O R P O R A T I O N
  Share price
62.0  63.0  64.0  65.0  66.0  67.0  68.0
12.0x 21.5%  20.7%  19.9%  19.2%  18.4%  17.7%  17.0%
12.5x 22.8%  22.0%  21.2%  20.4%  19.7%  18.9%  18.3%
13.0x 24.1%  23.2%  22.4%  21.6%  20.9%  20.1%  19.4%
13.5x 25.3%  24.4%  23.6%  22.8%  22.0%  21.3%  20.6%
14.0x 26.4%  25.6%  24.7%  23.9%  23.2%  22.4%  21.7%
NDS Group—IRR analysis
Offer at $65, no notes, assuming upside Case
Trading
multiples
Transaction
multiples
P&L
DCF
LBO
  Share price
62.0  63.0  64.0  65.0  66.0  67.0  68.0
12.0x
2.2x 2.1x 2.1x 2.0x 2.0x 1.9x 1.9x
12.5x
2.3x 2.2x 2.2x 2.1x 2.1x 2.0x 2.0x
13.0x
2.4x 2.3x 2.2x 2.2x 2.1x 2.1x 2.0x
13.5x
2.5x 2.3x 2.3x 2.3x 2.3x 2.3x 2.3x
14.0x
2.4x 2.4x 2.4x 2.4x 2.4x 2.4x 2.4x
4

4-year IRR to Permira
4-year Multiple of Money to Permira

N E W S C O R P O R A T I O N
NDS Group—LBO analysis
Offer at $65 including notes, assuming upside Case

Funded
($mm) % total cap. x LTM  EBITDA
Term Loan A 320  8.5%  1.4x
Term Loan B 280  7.4%  1.2x
Term Loan C 280  7.4%  1.2x
Senior debt
880    23.3%  3.8x
Mezzanine 370  9.8%  1.6x
Vendor notes 325  8.6%  1.4x
Total debt 1,575    41.7%  6.8x
Equity 1,873  49.6%  8.1x
Total capitalisation 3,773    100.0%  16.3x
Uses $mm Sources $mm
Transaction consideration 3,965  Senior Bank Term "A" 320
Senior Bank Term "B" 280
Transaction cost & other 189 Senior Bank Term "C" 280
Mezzaninne Cash 185
Mezzaninne PIK 185
Newton Vendor Note 325
Series B Shares 1,854
Mgmt Hurdle Shares 19
Cash on BS 656
Cash from Options  50
Total uses 4,154 Total sources 4,154
Capitalisation ($mm) Sources and uses ($mm)
Financial projections ($mm)
Key statistics 2008PF 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018
Sales 835 963 1,110 1,280 1,476 1,550 1,628 1,709 1,795 1,884 1,978
   % growth   15.3%  15.3%  15.3%  15.3%  5.0%  5.0%  5.0%  5.0%  5.0%  5.0%
EBITDA 231.9  267 308 374 430 452 474 498 523 550 577
   % margin 27.8%  27.8%  27.7%  29.2%  29.1%  29.1%  29.1%  29.2%  29.2%  29.2%  29.2%
Capex   (25) (31) (30) (34) (36) (38) (39) (41) (43) (46)
   % margin 0.0%  (2.6%) (2.8%) (2.3%) (2.3%) (2.3%) (2.3%) (2.3%) (2.3%) (2.3%) (2.3%)
Cash interest   (83) (125) (114) (100) (80) (58) (40) (16) 1  1
Total interest   (155) (156) (150) (142) (128) (100) (58) (18) 1  1

Senior debt 880  790  691  509  267  0  0  0  0  0  0
Total debt (inc. vendor note) 1,900  1,557  1,490  1,344  1,143  896  607  286  1  0  0

EBITDA/Cash interest   3.2x 2.5x 3.3x 4.3x 5.6x 8.2x 12.4x 32.2x n.m. n.m.
(EBITDA-Capex)/Cash interest   2.9x 2.2x 3.0x 3.9x 5.2x 7.6x 11.4x 29.6x n.m. n.m.

Senior debt/EBITDA 3.8x 3.0x 2.2x 1.4x 0.6x 0.0x 0.0x 0.0x 0.0x 0.0x 0.0x
Total debt/EBITDA 8.2x 5.8x 4.8x 3.6x 2.7x 2.0x 1.3x 0.6x 0.0x 0.0x 0.0x
Senior debt/EBITDA - Capex   3.3x 2.5x 1.5x 0.7x 0.0x 0.0x 0.0x 0.0x 0.0x 0.0x
Total debt/EBITDA - Capex   6.4x 5.4x 3.9x 2.9x 2.2x 1.4x 0.6x 0.0x 0.0x 0.0x
Trading
multiples
Transaction
multiples
P&L
DCF
LBO
5

N E W S C O R P O R A T I O N
  Share price
62.0  63.0  64.0  65.0  66.0  67.0  68.0
12.0x 23.4%  22.4%  21.5%  20.5%  19.7%  18.8%  18.0%
12.5x 24.9%  23.8%  22.9%  22.0%  21.1%  20.2%  19.4%
13.0x 26.3%  25.2%  24.3%  23.3%  22.4%  21.5%  20.7%
13.5x 27.6%  26.6%  25.6%  24.6%  23.7%  22.8%  22.0%
14.0x 29.0%  27.9%  26.9%  25.9%  25.0%  24.1%  23.2%
NDS Group—IRR analysis
Offer at $65 including notes, assuming upside Case
Trading
multiples
Transaction
multiples
P&L
DCF
LBO
  Share price
62.0  63.0  64.0  65.0  66.0  67.0  68.0
12.0x 2.3x 2.2x 2.2x 2.1x 2.1x 2.0x 1.9x
12.5x 2.4x 2.4x 2.3x 2.2x 2.1x 2.1x 2.0x
13.0x 2.5x 2.5x 2.4x 2.3x 2.2x 2.2x 2.1x
13.5x 2.7x 2.6x 2.5x 2.4x 2.3x 2.3x 2.2x
14.0x 2.8x 2.7x 2.6x 2.5x 2.4x 2.4x 2.3x
5

4-year Multiple of Money to Permira
4-year IRR to Permira

N E W S C O R P O R A T I O N
NDS Group—LBO analysis
Offer at $65/62 including notes, assuming upside Case

Funded
($mm) % total cap. x LTM  EBITDA
Term Loan A 320 9.1%  1.4x
Term Loan B 280 8.0%  1.2x
Term Loan C 280 8.0%  1.2x
Senior debt
880
25.0%  3.8x
Mezzanine 370  10.5%  1.6x
Vendor notes 196  5.6%  0.8x
Total debt 1,446  41.1%  6.2x
Equity 1,874  53.3%  8.1x
Total capitalisation 3,516  100.0%  15.2x
Uses $mm Sources $mm
Transaction consideration 3,839  Senior Bank Term "A" 320
Senior Bank Term "B" 280
Transaction cost & other 187  Senior Bank Term "C" 280
Mezzaninne Cash 185
Mezzaninne PIK 185
Newton Vendor Note 196
Series B Shares 1,855
Mgmt Hurdle Shares 19
Cash on BS 656
Cash from Options  50
Total uses 4,026   Total sources 4,026
Capitalisation ($mm) Sources and uses ($mm)
Financial projections ($mm)
Key statistics 2008PF 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018
Sales 835 963 1,110 1,280 1,476 1,550 1,628 1,709 1,795 1,884 1,978
   % growth   15.3%  15.3%  15.3%  15.3%  5.0%  5.0%  5.0%  5.0%  5.0%  5.0%
EBITDA 231.9  267 308 374 430 452 474 498 523 550 577
   % margin 27.8%  27.8%  27.7%  29.2%  29.1%  29.1%  29.1%  29.2%  29.2%  29.2%  29.2%
Capex   (25) (31) (30) (34) (36) (38) (39) (41) (43) (46)
   % margin 0.0%  (2.6%) (2.8%) (2.3%) (2.3%) (2.3%) (2.3%) (2.3%) (2.3%) (2.3%) (2.3%)
Cash interest   (83) (106) (94) (79) (56) (35) (15) (1) 1  1
Total interest   (138) (137) (130) (121) (104) (71) (27) (2) 1  1

Senior debt 880  795  682  486  228  0  0  0  0  0  0
Total debt (inc. vendor note) 1,642  1,416  1,334  1,174  958  693  383  40  1  0  0

EBITDA/Cash interest   3.2x 2.9x 4.0x 5.4x 8.1x 13.6x 32.8x 793.6x n.m. n.m.
(EBITDA-Capex)/Cash interest   2.9x 2.6x 3.7x 5.0x 7.4x 12.5x 30.2x 730.8x n.m. n.m.

Senior debt/EBITDA 3.8x 3.0x 2.2x 1.3x 0.5x 0.0x 0.0x 0.0x 0.0x 0.0x 0.0x
Total debt/EBITDA 7.1x 5.3x 4.3x 3.1x 2.2x 1.5x 0.8x 0.1x 0.0x 0.0x 0.0x
Senior debt/EBITDA - Capex   3.3x 2.5x 1.4x 0.6x 0.0x 0.0x 0.0x 0.0x 0.0x 0.0x
Total debt/EBITDA - Capex   5.8x 4.8x 3.4x 2.4x 1.7x 0.9x 0.1x 0.0x 0.0x 0.0x
Trading
multiples
Transaction
multiples
P&L
DCF
LBO
6

N E W S C O R P O R A T I O N
Trading
multiples
Transaction
multiples
P&L
DCF
LBO
  Share price
62.0  63.0  64.0  65.0  66.0  67.0  68.0
12.0x
2.3x 2.2x 2.1x 2.1x 2.0x 2.0x 1.9x
12.5x
2.4x 2.3x 2.2x 2.2x 2.1x 2.1x 2.0x
13.0x
2.5x 2.4x 2.3x 2.3x 2.2x 2.1x 2.1x
13.5x
2.6x 2.5x 2.4x 2.4x 2.3x 2.2x 2.2x
14.0x
2.7x 2.6x 2.5x 2.4x 2.4x 2.3x 2.3x
Based on blended
share price
NDS Group—IRR analysis
Offer at $65/62 including notes, assuming upside Case
6
36
4-year IRR to Permira
4-year Multiple of Money to Permira
Share price
62.0 63.0 64.0 65.0 66.0 67.0 68.0
12.0x
22.6% 21.7% 20.8% 20.0% 19.1% 18.4% 17.6%
12.5x
24.0% 23.1% 22.2% 21.3% 20.5% 19.7% 18.9%
13.0x
25.3% 24.4% 23.5% 22.6% 21.8% 20.9% 20.2%
13.5x
26.6% 25.7% 24.7% 23.8% 23.0% 22.2% 21.4%
14.0x
27.9% 26.9% 26.0% 25.1% 24.2% 23.4% 22.6%